UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2004
Date of Report (Date of earliest event reported)

Weida Communications, Inc.
(Exact name of registrant as specified in its charter)

New Jersey
(State or other jurisdiction of incorporation)

1-10366	22-2582847
(Commission file number)	(IRS employer identification number)

515 East Las Olas Boulevard, Suite 1350 Fort Lauderdale, FL 33301
(Address of principal executive offices)

(954) 527-7750
(Registrant’s telephone number, including area code)

Item 5.  Other Matters.

Restated Certificate of Incorporation

On August 9, 2004, the Board of Directors of Weida Communications, Inc. (the “Registrant”) approved and adopted a Restated Certificate of Incorporation to be filed with the Secretary of State of the State of New Jersey.

A copy of the Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

On August 9, 2004, the Board of Directors of the Registrant approved and adopted Amended and Restated Bylaws.

A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Appointment of Board Members

On August 9, 2004, the Board of Directors of the Registrant filled the remaining vacancies on the Board of Directors by the appointment of Joseph Theismann and Shitotomo Yamauchi, Ph.D. as independent directors.  In addition, Mr. Theismann was appointed as the third independent director serving as a member of the Registrant’s audit committee.

The Board of Directors as currently constituted consists of Mr. Mitchell Sepaniak, Mr. Carl Lanzisera, Mr. Tilmon Holloway, Mr. Joseph Theismann and Dr. Shitotomo Yamauchi.

A copy of the press release relating to the appointment of Joseph Theismann and Shitotomo Yamauchi, Ph.D. described above is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Audit Committee Charter

 In compliance with the requirements of the Sarbanes-Oxley Act of 2002, on August 9, 2004, the Board of Directors of the Registrant approved and adopted a charter of the audit committee of the Board of Directors.

A copy of the charter of the audit committee is attached as Exhibit 99.2 hereto and incorporated herein by reference, and will be available without charge upon written request directed to Secretary, Weida Communications, Inc., 515 East Las Olas Blvd., Suite 1350, Fort Lauderdale, Florida 33301.

Code of Ethics

In compliance with the requirements of the Sarbanes-Oxley Act of 2002, on August 9, 2004, the Board of Directors of the Registrant approved and adopted a code of ethics for the Registrant’s directors and senior executive, financial and accounting officers.

A copy of the code of ethics is attached as Exhibit 14 hereto and incorporated herein by reference, and will be available without charge upon written request directed to Secretary, Weida Communications, Inc., 515 East Las Olas Blvd., Suite 1350, Fort Lauderdale, Florida 33301.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

14	Code of Ethics for Directors, Senior Executive, Financial and Accounting Officers.

99.1	Press Release dated August 4, 2004.

99.2	Charter of the Audit Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDA COMMUNICATIONS, INC.
(Registrant)

	By:	/s/ Mitchell Sepaniak
Mitchell Sepaniak
President and Chief Executive Officer

Dated: August 16, 2004

EXHIBIT INDEX

Exhibit No.	Document

3.1	Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

14	Code of Ethics for Directors, Senior Executive, Financial and Accounting Officers.

99.1	Press Release dated August 4, 2004.

99.2	Charter of the Audit Committee of the Board of Directors.